SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008

(Exact name of registrant as specified in its charter)

UNION BANKSHARES, INC.

(State or other jurisdiction of incorporation) Vermont	(Commission File Number) 001-15985	(IRS Employer Identification Number) 03-0283552

(Address of principal executive offices) 20 Lower Main St., P.O. Box 667 Morrisville, VT	(Zip Code) 05661-0667

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable.

(b)

Union Bankshares, Inc. (UNB) announced in a press release today that, Cynthia D. Borck, Vice President will be retiring from her position at both the registrant and it's subsidiary, Union Bank effective June 30, 2008. Cynthia has been an employee of Union Bank since 1987 and has assumed many roles throughout her career. Ms. Borck was elected to the Board of Directors of Union Bankshares, Inc., in 1995 and will continue to serve as a Director for UNB as well as Union Bank.

(c)-(f)	Not applicable.

Item 9.01: Financial Statements and Exhibits

d) Exhibit:

99.1 Union Bank Press Release referred to in Item 5.02(b) of the Report is furnished, not filed; herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

June 26, 2008	/s/ Kenneth D. Gibbons

Kenneth D. Gibbons,
President/Chief Executive Officer

June 26, 2008	/s/ Marsha A. Mongeon

Marsha A. Mongeon
Treasurer/Chief Financial Officer

EXHIBIT INDEX

99.1 Union Bank Press Release dated June 26, 2008.